Exhibit 13.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the special report of FBS Global Limited on Form 20-F as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the United States Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Kelvin Ang, Chief Executive Officer, and Chong Ye, Chief Financial Officer of FBS Global Limited, each certifies that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FBS Global Limited

Date: June 27, 2024

By:	/s/ Kelvin Ang
Name:	Kelvin Ang
Title:	Chief Executive Officer

By:	/s/ Chong Ye
Name:	Chong Ye
Title:	Chief Financial Officer